FTD Companies, Inc. Announces Appointment of John C. Walden as President and Chief Executive Officer

Proven Digital and Multi-Channel Retail Veteran to Lead FTD

Executive Leadership Transition to be Complete March 1, 2017

DOWNERS GROVE, Ill. - February 1, 2017 - FTD Companies, Inc. (Nasdaq: FTD) (“FTD” or the “Company”), a premier floral and gifting company, today announced the appointment of John C. Walden as President, Chief Executive Officer and member of the Board of Directors, effective March 1, 2017. Mr. Walden will succeed Christopher W. Shean, one of FTD’s Directors, who has served as interim President and Chief Executive Officer since November 3, 2016 while the Company conducted a formal search for a permanent Chief Executive Officer. Mr. Shean will remain on the Board of Directors.
“On behalf of the Board of Directors and employees, I am thrilled to welcome John to FTD. We believe that his strategic leadership skills and track record of success in creating transformational operational and financial results over his distinguished digital and multi-channel retail career make him an excellent executive to lead FTD,” said Robert Berglass, Chairman of FTD’s Board of Directors. “The Board quickly recognized that John has a tremendous energy and passion to capitalize on the opportunities that lie ahead as we build upon FTD’s strong foundation to scale and grow over the next several years.”
Mr. Berglass continued, “I would like to thank Chris for his strategic leadership during this time of executive transition. We appreciate his contributions to FTD and look forward to continuing to work with him as a director on our Board.”
Mr. Walden commented, “I am honored and excited to lead FTD and I look forward to working with the board, management, member florists and other partners to reinvigorate an entrepreneurial culture across our brands and help drive growth and shareholder value.”
Mr. Walden has been at the forefront of multi-channel, consumer-driven retailing for over 20 years. From 2014 to 2016, Mr. Walden served as Chief Executive of Home Retail Group plc, the United Kingdom’s leading home and general merchandise retailer with 1,100 stores, multiple digital channels, approximately $9.0 billion in net sales and the parent company of the Argos, Homebase and Habitat retail chains. Beginning in 2012 Mr. Walden was Managing Director and Chief Executive of Home Retail’s principal division, Argos, Ltd. As CEO of Argos and Home Retail Group, Walden led a successful transformation of Argos from a catalogue business into a leading digital retailer. Argos reached 60% of sales via digital channels and achieved market leadership in mobile commerce, introduced the market-leading FastTrack same-day delivery and collection service to customers through an innovative hub-and-spoke distribution network, and added 120 innovative “digital” small store locations, validating a low cost/high return path for store growth and store estate re-engineering. During 2016, Mr. Walden led the successful sale of Homebase to Wesfarmers, and subsequently the successful sale of Argos and the balance of Home Retail Group to J Sainsbury plc.
Prior to Argos, in 2008 Mr. Walden founded Inversion, Inc., a strategic retail and technology consultancy, and from 2007 to 2008 he served as Executive Vice President Chief Customer Officer at Sears Holdings Corp. From 1999 to 2007, Mr. Walden held various executive leadership roles at Best Buy Company, Inc., including Executive Vice President Customer Business Group, Executive Vice President Human Capital and Leadership, and President Internet and Direct Channels Division. During this time Walden created Best Buy’s first Internet business and helped to initiate, and ultimately lead Best Buy’s “customer centricity” transformation that is credited with producing some of Best Buy’s most successful growth initiatives. He also served in leadership roles at Peapod, Inc., a leading online supermarket and pioneer of online retailing. Earlier in his career, Mr. Walden also held management roles at Ameritech Corporation and Storage Technology Corporation, and practiced corporate and securities law with Sidley Austin LLP.
Mr. Walden holds a Masters in Management from the Kellogg Graduate School of Management, Northwestern University, a Juris Doctor from Chicago-Kent College of Law, Illinois Institute of Technology, and a Bachelor of Science in Finance from the University of Illinois.
About FTD Companies, Inc.
FTD Companies, Inc. is a premier floral and gifting company. Through our diversified family of brands, we provide floral, specialty foods, gifts and related products to consumers primarily in the United States, Canada, the United Kingdom and the Republic of Ireland. We also provide floral products and services to retail florists and other retail locations throughout these same geographies. FTD has been delivering flowers since 1910 and the highly-recognized FTD® and Interflora® brands are supported by the iconic Mercury Man logo®, which is displayed in approximately 40,000 floral shops in nearly 150 countries. In addition to FTD and Interflora, our diversified portfolio of brands includes the following trademarks: ProFlowers®, ProPlants®, Shari’s Berries®, Personal Creations®, RedEnvelope®, Flying Flowers®, Flowers Direct™, Ink Cards™, Postagram™ and Gifts.com™. FTD Companies, Inc. is headquartered in Downers Grove, Ill. For more information, please visit www.ftdcompanies.com.
Cautionary Information Regarding Forward-Looking Statements
This release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements about the Company’s strategies and future financial performance; statements regarding expected synergies and benefits of the Company’s acquisition of Provide Commerce; expectations about future business plans, prospective performance and opportunities, including potential acquisitions; revenues; segment metrics; operating expenses; market trends, including those in the markets in which the Company competes; liquidity; cash flows and uses of cash; capital expenditures; depreciation and amortization; tax payments; foreign currency exchange rates; hedging arrangements; the Company’s ability to repay indebtedness and invest in initiatives; the Company’s products and services; pricing; marketing plans; competition; settlement of legal matters; and the impact of accounting changes and other pronouncements. Potential factors that could affect these forward-looking statements include, among others, the factors disclosed in the Company’s most recent Annual Report on Form 10-K and the Company’s other filings with the Securities and Exchange Commission (www.sec.gov), including, without limitation, information under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors.” Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, we undertake no obligation to publicly release the results of any revision or update to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. In addition, the Company may not provide guidance of the type provided in this release in the future.
Contacts
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